[LOGO]	MINERA ANDES
INCORPORATED

Exhibit 10.1

June 27, 2003

La Mancha Resources Inc.

311 West First Street

North Vancouver, B.C.

V7M 1B3

Telecopier: 604.998.1253

Attention: Walter Berukoff

Copy to:

Anfield Sujir Kennedy & Durno

1600 – 609 Granville Street

Vancouver, B.C.

V7Y 1C3

Telecopier: 604.669.3877

Attention: Jay Sujir

Dear Sirs:

Termination of Arrangement Agreement

We refer to the letter agreement dated May 15, 2003 between Minera Andes Inc. and La Mancha Resources Inc. (the “Arrangement Agreement”). The purpose of this letter is to confirm our mutual agreement to terminate the Arrangement Agreement, effective immediately.

Please confirm that La Mancha has agreed to the foregoing termination of the Arrangement Agreement. Please evidence your agreement by signing a copy of this letter where indicated below and returning it to us immediately.

Yours sincerely,

MINERA ANDES INC.		Agreed to June 27, 2003 LA MANCHA RESOURCES INC.

By:	/s/ ALLEN V. AMBROSE	By:	/s/ WALTER BERUKOFF
	Allen V. Ambrose President		Walter Berukoff President

3303 N. Sullivan Road	$ Spokane, Washington 99216	$ Phone: (509) 921-7322	$ Fax: (509) 921-7325